NON-COMPETITION AGREEMENT


                THIS AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
November 9, 2001, by and between H. COLEMAN DAVIS, III  ("Shareholder") and THOR
                                                          -----------
INDUSTRIES, INC., a Delaware corporation (the "Company").
                                               -------


                                   BACKGROUND


        A. Prior to the date hereof, Shareholder was a shareholder, officer and director of Keystone RV Company, an Indiana corporation ("Old Keystone").
                                                                 ------------
Pursuant to an Agreement and Plan of Merger dated as of November 9, 2001 (the "Merger Agreement"), by and among the Company, Thor Acquisition Corp., a
 -----------------
Delaware corporation ("Acquisition Subsidiary"), Old Keystone and certain former
                       ----------------------
securityholders (including the Shareholder) of Old Keystone, Old Keystone was merged with and into Acquisition Subsidiary, with Acquisition Subsidiary as the surviving corporation of the merger, and, accordingly, the corporation surviving the merger ("Keystone") is now a wholly-owned subsidiary of the Company.
             --------

        B. As a shareholder, officer and director of Old Keystone, Shareholder made a significant contribution to the growth, profitability and financial strength of Old Keystone and, as a shareholder and an optionholder of Old Keystone, Shareholder received substantial consideration consisting of cash and common stock of the Company pursuant to the Merger Agreement.

        C. Shareholder acknowledges that he is aware of the Business (as defined below) in which the Company is engaged, which includes the manufacture and marketing by Keystone of travel trailers and fifth wheel vehicles; and Shareholder further acknowledges that the business of Keystone is and will be a material and significant part of the Business; that Shareholder is one of the very limited number of persons who have developed the business of Keystone to its present condition and who are capable of carrying out a business in competition with the Business; that the Business is national in scope (and including Canada); that Shareholder's work with respect to the Business has brought him and, if Shareholder should become employed by, or become a consultant to, the Company or any of its subsidiaries, will continue to bring him, into close contact with proprietary and confidential information and affairs of the Company and its subsidiaries that is not readily available to the public; and that the Company will suffer substantial and irreparable harm in the event Shareholder should enter into competition with, or give material assistance of any kind to any third party that is in or proposes to enter into competition with, the Company or any of its subsidiaries, or in the event Shareholder should disclose any of the proprietary or confidential information or affairs of the Company or any of its subsidiaries to any third party.

        D. Accordingly, and as a substantial and material inducement to the Company and Acquisition Subsidiary to enter into and perform their respective obligations under the Merger Agreement, Shareholder has agreed to enter into and perform his obligations under this Agreement, it being understood that the Company and Acquisition Subsidiary would not have entered into or performed their respective obligations under the Merger Agreement unless Shareholder entered into and agreed to perform his obligations under this Agreement.

                NOW, THEREFORE, in consideration of the foregoing premises and for good, valuable and substantial consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.      Non-Competition and Non-Solicitation.
                ------------------------------------

                1.1     Definitions.  For purposes  hereof,  the following terms
                        -----------
shall have the meanings set forth below:


                (a)     "Business" shall mean any business, or aspect or segment
                         --------
                thereof, in which the Company or any of its subsidiaries (including Keystone) is engaged as of the date hereof, including, but not limited to (i) the manufacturing and marketing of recreational vehicles (including, but not limited to, motorized vehicles, towables, travel trailers, fifth wheel vehicles, Class A vehicles, Class C vehicles, campers, park models and cargo trailers) and (ii) the manufacturing and marketing of buses (including, but not limited to, small and mid-sized buses).

                (b)     "Related Business" shall mean any business, or aspect or
                         ----------------
                segment thereof, other than the Business, in which the Company or any of its subsidiaries may, at any time, be engaged (which shall include any business the products of which are planned to be introduced within eighteen (18) months of the time in question), the products of which are or are proposed to be marketed or distributed to consumers through dealers or other similar channels of distribution ("Dealers") and which Dealers carry as a part of their business the products of the Company or any of its subsidiaries or products which compete with the products of the Company or any of its subsidiaries.

        1.2     Covenant.   Shareholder  hereby  agrees that  commencing  on the
                --------
date hereof and continuing until the tenth (10th) anniversary of the date hereof, or, if Shareholder should become employed by, or become a consultant to, the Company or any of its subsidiaries, for a period of two (2) years after such employment or consulting arrangement terminates, whichever is later, he will not, directly or indirectly:

                (a) engage, whether as an officer, director, consultant, agent, employee, partner, member, shareholder, participant, owner, lender, guarantor, investor or otherwise, or provide any other material assistance to any other person (whether or not for profit), in or with respect to ((i) any aspect or segment of the Business or (ii) any aspect or segment of any Related Business, in either case anywhere in the United States or Canada, or in any other country in which the Company or any of its subsidiaries is engaged at such time (provided, however,
                                                             --------   -------
                that the foregoing shall not preclude (x) equity investments by Shareholder in publicly traded companies in which Shareholder does not own more than one percent (1%) of the outstanding equity and does not actively participate in the business in which such investment is made or (y) investments by Shareholder in publicly-traded securities of the Company);

                (b) interfere with, disrupt, or attempt to disrupt, any present or prospective relationship, contractual or otherwise, between the Company or any of its subsidiaries (including Keystone) and any vendor, supplier, dealer, distributor, customer, employee, consultant or other person having business dealings with the Company or any of its subsidiaries (including Keystone); or

                (c) employ or solicit the employment or engagement by others of any employee or consultant of the Company or any of its subsidiaries (including Keystone), or any former employee or consultant of the Company or any of its subsidiaries (including Keystone) for a period of one (1) year after any such person is no longer an employee or consultant of the Company or any of its subsidiaries (including Keystone), other than any such persons who are not key employees and who respond to general solicitations for employment placed in publications of general distribution.

        1.3     Reasonableness.   Shareholder  acknowledges  that the restricted
                --------------
period of time and geographical area and scope of the restrictions under Section
1.2 hereof are reasonable, in view of the nature of the business in which the Company and its subsidiaries are engaged and Shareholder's knowledge of the Company's business, and the fact that Shareholder, as a shareholder and as an optionholder of Old Keystone, has received substantial consideration consisting of cash and common stock of the Company pursuant to the Merger Agreement.

        2.      Nondisclosure.
                -------------

                Except  with the prior  written  consent of the  Company in each instance or, if Shareholder should become employed by, or become a consultant to, the Company or any of its subsidiaries, as may be necessary to perform services on behalf of the Company or its subsidiaries, Shareholder shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the term of this Agreement, any confidential information relating to the Company or any subsidiary or affiliate thereof acquired by him prior to the date hereof or during the course of, or incident to, any services Shareholder hereafter may perform on behalf of the Company or any of its subsidiaries. Such confidential information shall include, but shall not be limited to, information relating to (a) the business, operations, systems, services, know-how, trade secrets, customer lists, pricing policies, operational methods, market plans, product development plans, acquisition plans, products and product ideas, design and design projects, inventions and research projects and all other plans and processes of the Company or any of its subsidiaries, and (b) the business, operations, personnel, activities, financial affairs, and other information relating to the Company or any of its subsidiaries and its vendors, suppliers, dealers, distributors, customers, employees, consultants, officers, directors, stockholders and other persons having business dealings with the Company or any of its subsidiaries. In the event Shareholder is required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process) to disclose any such confidential information,
Shareholder shall provide the Company with prompt written notice of such requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of such a protective order or other remedy or receipt of a waiver by the Company, Shareholder is nonetheless advised by his legal counsel that he is legally compelled to disclose such confidential information, Shareholder may, without liability hereunder, disclose only that portion of such confidential information which such counsel advises is legally required to be disclosed, provided that the Shareholder exercises his best efforts to preserve the confidentiality of the information, including, without limitation, by cooperating, at the Company's expense, with the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the confidential information.

        3.      Proprietary Information.
                -----------------------

                Shareholder shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, products, product ideas, improvements and other information or data pertaining to the business or activities of the Company or its subsidiaries (which shall include, for these purposes, Keystone and Old Keystone) as have been conceived, originated, discovered or developed by Shareholder (whether or not copyrighted or patented or capable of being copyrighted or patented) prior to the date hereof and, if Shareholder should remain employed with, or become a consultant to, the Company or any of its subsidiaries, during the term of any such employment or consulting arrangement, and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company or any of its subsidiaries and its vendors, suppliers, dealers, distributors, customers, employees, consultants and other persons having business dealings with the Company or any of its subsidiaries as may be reasonably required for the Company or any of its subsidiaries to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Shareholder) be for the exclusive use and benefit of the Company or any of its subsidiaries and shall be and remain the property of the Company or any of its subsidiaries. If so requested by the Company, Shareholder shall execute and deliver to the Company or any of its subsidiaries any instrument as the Company may reasonably request to effectuate the assignment of any such proprietary information to the Company or any of its subsidiaries. At any time, and from time to time, upon the request of the Company, Shareholder shall deliver to the Company (and shall not keep in his possession, recreate or deliver to anyone other than the Company) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded) relating to such proprietary information and belonging to the Company or any of its subsidiaries or their respective successors or assigns.

        4.      Enforcement; "Blue-Pencil" Authorization.
                -----------------------------------------

                Shareholder intends to, and does hereby, confer jurisdiction to enforce the covenants contained in this Agreement upon the courts of (i) any jurisdiction within the State of Indiana or (ii) if Shareholder is alleged to be committing, or threatening to commit, a breach of this Agreement in any other jurisdiction, then in any other jurisdiction in which such alleged breach takes, or is threatened to take, place. If any provision of this Agreement is held to be unenforceable because of the duration thereof or the area covered thereby or the scope thereof, or otherwise, the parties agree that the court making the determination shall have the power to reduce the duration and/or the area and/or the scope of such provision, or to delete specific words or phrases, and in its reduced form such provision shall then be enforceable and be enforced to the fullest extent permitted by law. If the courts of any one or more of such jurisdictions shall hold such covenants wholly unenforceable against Shareholder by reason of the duration thereof and/or the area covered thereby and/or the scope thereof, or otherwise, such determination shall not bar or in any way affect the right of the Company to the relief provided herein in the courts of any other jurisdiction in which such covenants may be enforced as provided herein, as to breaches of such covenants in such other respective jurisdictions, the above covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants and, further, any such determination shall not bar or in any way affect the right of the Company to enforce any of the covenants or similar covenants by which any other former securityholder of Old Keystone is subject pursuant to the terms of any other non-competition agreement entered into in connection with the Merger Agreement. It is the intention of the parties hereto that the covenants contained in this Agreement shall at all times be enforceable to the fullest extent permitted by law, and that any court making the determination as to the enforceablity of any such covenants be authorized as provided herein to enforce this Agreement, or such part hereof, in order to effectuate the intention of the parties, it being agreed that the compliance by Shareholder with the covenants contained in this Agreement was a substantial and material inducement to the Company's decision to enter into the Merger Agreement and to pay substantial consideration to Shareholder pursuant to the Merger Agreement.

        5.      Remedies for Certain Breaches.
                -----------------------------

                If Shareholder commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others, and shall be severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available under law or in equity to the Company:

                        (a) the right and remedy to have the provisions of this Agreement enforced by any court of competent jurisdiction by injunction, restraining order, specific performance or other equitable relief in favor of the Company or any of its subsidiaries, it being acknowledged and agreed that any breach or threatened breach of this Agreement by Shareholder will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

                        (b) the right and remedy to require Shareholder to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or
                                                          --------
received by Shareholder as the result of any transaction constituting a breach of any of the provisions of this Agreement and Shareholder hereby agrees to account accurately for such Benefits and pay over all such Benefits to the Company.

        6.      Absence of Restrictions.
                -----------------------

                No provision of this Agreement shall be deemed to restrict the absolute right of the Company at any time to sell or dispose of all or any part of the assets of the Company, or to reconstitute the same in any one or more other entities, or to merge, consolidate, sell or liquidate or otherwise abandon or cease the active conduct of its or any of its subsidiaries' business.

        7.      Notices.
                --------

                Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, on the next business day after delivery to a nationally recognized overnight courier service, when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day, or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address or facsimile number indicated below for such party, or at such other address as such party may designate upon written notice to the other parties (except that notice of change of address shall be deemed given upon receipt). Telephone numbers and e-mail addresses are provided herein for convenience only, and communications by such means shall not constitute effective notice hereunder.

                (a)        In the case of the Company:

                           Thor Industries, Inc.
                           419 West Pike Street
                           Jackson Center, Ohio  45334
                           Attn:  President
                           Facsimile:       937-596-6539
                           Telephone:       937-596-6849

                           With a copy to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York  10022
                           Attn:  Alan Siegel
                                  Steven H. Scheinman
                           Facsimile: 212-872-1002
                           Telephone: 212-872-1000
                           E-mail:    asiegel@akingump.com
                                      sscheinman@akingump.com

                (b)      In  the  case  of   Shareholder,   at  the  address  of
Shareholder set forth on the signature page hereto.

        8.      Miscellaneous.
                -------------

                8.1     Entire Agreement.      This Agreement, together with the
                        ----------------
Merger Agreement, constitutes the entire agreement between Shareholder and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

        8.2     Amendments and Waivers.    Any  term  of this  Agreement  may be
                ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the party against whom such amendment or waiver is sought to be enforced. The waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of the Company to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by the Company, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

        8.3     Successors and Assigns.    The  Company  shall have the right to
                ----------------------
assign its rights under this Agreement in connection with any sale or disposition of all or substantially all of the assets of the Company or any of its subsidiaries or any merger or consolidation by the Company or any of its subsidiaries. This Agreement shall inure to the benefit of, and be binding upon
(a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of Shareholder and (c) the successors and assigns of the Company.

        8.4     Governing Law.    This Agreement,  including the validity hereof
                -------------
and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of Indiana without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

        8.5     Severability.    If any  provisions of this Agreement as applied
                ------------
to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

        8.6     Captions; Certain References.   The headings  and captions  used
                ----------------------------
in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The terms "herein", "hereof" or "hereunder" or similar terms as used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to Section, subsections or other provision are references to Sections, subsections or other provisions of this Agreement. All references to the term "business day" shall mean any day on which banks in New York or Indiana are not required or permitted to be closed.

        8.7     Counterparts.     This    Agreement    may   be    executed   in
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.8     Capacity.    Shareholder represents and warrants that he has all
                --------
right, power and capacity required by law to enter into and fully perform his obligations under this Agreement. Shareholder further represents and warrants that he and his legal counsel have adequate information regarding the terms of this Agreement, the scope and effect of the covenants contained herein, and all other matters encompassed by this Agreement, to make an informed and knowledgeable decision with regard to entering into this Agreement, and that he has independently and without reliance upon the Company made his own analysis and decision to enter into this Agreement.

        8.9     No Conflicting Obligation.   Shareholder represents and warrants
                -------------------------
that the terms of this Agreement do not and will not breach any agreement or other obligation to keep any information acquired by Shareholder in confidence or in trust. Shareholder further represents and warrants that he has not entered into, and agrees that he will not enter into, any agreement or other obligation (written or oral) that is in conflict with this Agreement.

        8.10    Consent to Jurisdiction and Service of Process. Shareholder, for
                ----------------------------------------------
himself, his personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of any of the state or federal courts described in Section 4, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to Shareholder at the address provided herein, and that any actions therein may be consolidated in a single action. Shareholder also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Shareholder waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required with respect to such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon Shareholder in any other manner permitted by law or from commencing any action in any other court having competent jurisdiction.

        8.11    Interpretation.    This Agreement shall be construed  reasonably
                --------------
to carry out its intent without presumption against or in favor of any party.

                IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and Shareholder has executed this Agreement on the day and year first above written.


                                                SHAREHOLDER:


                                                /s/ H. Coleman Davis, III
                                                --------------------------------
                                                H. Coleman Davis, III
                                                Address: 3819 Augusta Lane
                                                          Elkhart, IN 46517


                                                COMPANY:


                                                THOR INDUSTRIES, INC.


                                                By: /s/ Wade F. B. Thompson
                                                    ----------------------------
                                                    Name: Wade F. B. Thompson
                                                    Title: President